UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
June 2, 2016

STEALTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

801 West Bay Drive, Suite 470
Largo, Florida 33770
(Address of principal executive offices and Zip Code)

(727-330-2731)
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On May 26, 2016, we filed amended articles of incorporation the Nevada Secretary of State changing our name from Excelsis Investments Inc. to Stealth Technologies, Inc.

In the foregoing amended articles of incorporation we referenced a reverse stock split.  On June 2, 2016 we filed a Correction to the foregoing amended articles of incorporation which deleted reference to the reverse stock split but retained the name change.

ITEM 8.01	OTHER EVENTS.

On May 26, 2016, Brian McFadden and Michelle Pannoni, in their capacities as shareholders of a majority of our voting power and also in their separate capacities as our sole directors decided not to proceed further with our proposed 1 for 15 reverse stock split described in our Definitive Information Statement filed with the SEC on June 5, 2016.   Accordingly, at this time, there is no plan to reverse split our common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)               Exhibits.

Exhibit	Document Description

3.1	Amended Articles of Incorporation.
3.2	Correction to Amended Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of June 2016.

STEALTH TECHNOLOGIES, INC.

BY:	BRIAN MCFADDEN
Brian McFadden, President